ITEM 7B UNAUDITED PRO FORMA FINANCIAL INFORMATION

On May 5, 2000, the Company completed its previously announced merger with Firefly Technologies, Inc. ("Firefly"), a manufacturer of heads and related products for the optical storage industry as well as metrology, micro optics, switches and filters for the telecommunications industry located in Holliston, Mass. The Company issued approximately 2.3 million shares of its common stock in exchange for all of the outstanding capital stock and options of Firefly, a privately held company. This merger will be accounted for under the pooling of interests method of accounting, and accordingly, historical financial information in future reports will be restated to include Firefly.

The Zygo Corporation Unaudited Pro Forma Financial Statements give effect to the combination of Zygo Corporation and Firefly through the issuance of Zygo Corporation Common Shares for the outstanding common stock and stock options of Firefly. The unaudited pro forma statements of operations presented in this document for the years ended June 30, 1999 and 1998, and for the nine months ended March 31, 2000 reflect the combination as if it had taken place on July 1, 1997. The unaudited pro forma consolidated condensed balance sheet gives effect to the combination as if it had taken place on March 31, 2000. The results of Firefly which had been a December 31 fiscal year end have been adjusted to conform to ZYGO's June 30 fiscal year end.

The accompanying Zygo Corporation Unaudited Pro Forma Financial Statements are not necessarily indicative of what the actual operating results or financial position would have been had the combination actually taken place on July 1, 1997 and do not purport to indicate ZYGO's future results of operations.

The fiscal June 30, 2000 independent audit is currently being conducted and the audited results for the years ended June 30, 1999 and 1998 will be included in the Fiscal Year 2000 Form 10-K, which will be filed on or before September 29, 2000. Audit adjustments, if any, for these periods will be reflected therein.



                                                         UNAUDITED PROFORMA
                                                 CONSOLIDATED STATEMENTS OF EARNINGS
                                              FOR THE NINE MONTHS ENDED MARCH 31, 2000
                                                (Thousands, except per share amounts)



                                                            HISTORICAL        HISTORICAL      PRO FORMA           PRO FORMA
                                                               ZYGO             FIREFLY      ADJUSTMENTS           COMBINED
                                                            ----------        ----------     -----------          ---------
Net sales ...............................................   $   60,836        $    2,537           --             $  63,373
Cost of good sold .......................................       35,538             1,400           --                36,938
                                                            ----------        ----------     -----------          ---------

         Gross profit ...................................       25,298             1,137           --                26,435

Selling, general and administrative expenses ............       12,484             3,957           --                16,441
Research, development and engineering expenses ..........        6,696               362           --                 7,058
Nonrecurring acquisition and failed merger costs ........         --                --             --                  --
Amortization of goodwill and other intangibles ..........        1,205                13           --                 1,218
                                                            ----------        ----------     -----------          ---------
         Operating profit (loss) ........................        4,913            (3,195)          --                 1,718
                                                            ----------        ----------     -----------          ---------

Other income (expense):
         Interest income ................................          860              --             --                   860
         Miscellaneous income (expense), net ............         (209)               36           --                  (173)
                                                            ----------        ----------     -----------          ---------
                                                                   651                36           --                   687
                                                            ----------        ----------     -----------          ---------
Earnings (loss) before income taxes and
   minority interest ....................................        5,564            (3,159)          --                 2,405
Income tax expense ......................................        1,833                90           --                 1,923
                                                            ----------        ----------     -----------          ---------
Earnings (loss) before minority interest ................        3,731            (3,249)          --                   482
Minority interest .......................................          (67)             --             --                   (67)
                                                            ----------        ----------     -----------          ---------

Net earnings (loss) .....................................   $    3,664        $   (3,249)    $     --             $     415
                                                            ==========        ==========     ===========          =========

Earnings (loss) per share:
         Basic (1) ......................................   $      .32                                            $     .03
                                                            ==========                                            =========
         Diluted (1) ....................................   $      .30                                            $     .03
                                                            ==========                                            =========
Weighted average number of shares:
         Basic ..........................................       11,370                                               12,003
                                                            ==========                                            =========
         Diluted ........................................       12,346                                               13,318
                                                            ==========                                            =========

---------------

(1) The difference between basic shares outstanding and diluted shares outstanding is the assumed conversion of common stock equivalents (stock options) of 1,295,000 in the nine months ended March 31, 2000.




                                                         UNAUDITED PROFORMA
                                                 CONSOLIDATED STATEMENTS OF EARNINGS
                                              FOR THE TWELVE MONTHS ENDED JUNE 30, 1999
                                                (Thousands, except per share amounts)



                                                            HISTORICAL        HISTORICAL      PRO FORMA           PRO FORMA
                                                               ZYGO             FIREFLY      ADJUSTMENTS           COMBINED
                                                            ----------        ----------     -----------          ---------
Net sales ...............................................   $   60,838        $    2,544             --           $  63,382
Cost of good sold .......................................       39,331             1,666             --              40,997
                                                            ----------        ----------     -----------          ---------

         Gross profit ...................................       21,507               878             --              22,385

Selling, general and administrative expenses ............       18,966               667             --              19,633
Research, development and engineering expenses ..........        9,185               --              --               9,185
Nonrecurring acquisition and failed merger costs ........          --                --              --                  --
Amortization of goodwill and other intangibles ..........        1,258               --              --               1,258
                                                            ----------        ----------     -----------          ---------
         Operating profit (loss) ........................       (7,902)              211             --              (7,691)
                                                            ----------        ----------     -----------          ---------

Other income (expense):
         Interest income ................................        1,147                 1             --               1,148
         Miscellaneous (expense), net ...................         (308)              --              --                (308)
                                                            ----------        ----------     -----------          ---------
                                                                   839                 1             --                 840
                                                            ----------        ----------     -----------          ---------
Earnings (loss) before income taxes and
   minority interest ....................................       (7,063)              212             --              (6,851)
Income tax expense (benefit) ............................       (3,074)               99             --              (2,975)
                                                            ----------        ----------     -----------          ---------
Earnings (loss) before minority interest ................       (3,989)              113             --              (3,876)
Minority interest .......................................          --                --              --                 --
                                                            ----------        ----------     -----------          ---------

Net earnings (loss) .....................................   $   (3,989)       $      113     $       --           $  (3,876)
                                                            ==========        ==========     ===========          =========

Earnings (loss) per share:
         Basic (1) ......................................   $     (.36)                                           $    (.33)
                                                            ==========                                            =========
         Diluted (1) ....................................   $     (.36)                                           $    (.33)
                                                            ==========                                            =========
Weighted average number of shares:
         Basic ..........................................       11,148                                               11,780
                                                            ==========                                            =========
         Diluted ........................................       11,148                                               11,780
                                                            ==========                                            =========

---------------

(1) As per generally accepted accounting principles, the computation of the net loss per share is based on the weighted average basic shares outstanding.



                                                         UNAUDITED PROFORMA
                                                 CONSOLIDATED STATEMENTS OF EARNINGS
                                              FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
                                                (Thousands, except per share amounts)



                                                            HISTORICAL        HISTORICAL      PRO FORMA           PRO FORMA
                                                               ZYGO             FIREFLY      ADJUSTMENTS           COMBINED
                                                            ----------        ----------     -----------          ---------
Net sales ...............................................   $   97,871        $    1,213             --           $  99,084
Cost of good sold .......................................       56,729               906             --              57,635
                                                            ----------        ----------     -----------          ---------

         Gross profit ...................................       41,142               307             --              41,449

Selling, general and administrative expenses ............       18,354               370             --              18,724
Research, development and engineering expenses ..........        9,844               --              --               9,844
Nonrecurring acquisition and failed merger costs ........        1,920               --              --               1,920
Amortization of goodwill and other intangibles ..........          793               --              --                 793
                                                            ----------        ----------     -----------          ---------
         Operating profit (loss) ........................       10,231               (63)            --              10,168
                                                            ----------        ----------     -----------          ---------

Other income (expense):
         Interest income ................................        1,100               --              --               1,100
         Miscellaneous income (expense), net ............         (248)              --              --                (248)
                                                            ----------        ----------     -----------          ---------
                                                                   852               --              --                 852
                                                            ----------        ----------     -----------          ---------
Earnings (loss) before income taxes and
   minority interest ....................................       11,083               (63)            --              11,020
Income tax expense ......................................        3,969                22                              3,991
                                                            ----------        ----------     -----------          ---------
Earnings (loss) before minority interest ................        7,114               (85)            --               7,029
Minority interest .......................................          --                --              --                 --
                                                            ----------        ----------     -----------          ---------

Net earnings (loss) .....................................   $    7,114        $      (85)    $       --           $   7,029
                                                            ==========        ==========     ===========          =========

Earnings (loss) per share:
         Basic (1) ......................................   $      .65                                            $     .61
                                                            ==========                                            =========
         Diluted (1) ....................................   $      .58                                            $     .55
                                                            ==========                                            =========
Weighted average number of shares:
         Basic ..........................................       10,890                                               11,480
                                                            ==========                                            =========
         Diluted ........................................       12,235                                               12,877
                                                            ==========                                            =========
---------------


(1) The difference between basic shares outstanding and diluted shares outstanding is the assumed conversion of common stock equivalents (stock options) of 1,397,000 in the twelve months ended June 30, 1998.



                                                         UNAUDITED PROFORMA
                                                CONDENSED CONSOLIDATED BALANCE SHEET
                                                          AT MARCH 31, 2000
                                                (Thousands, except per share amounts)



                                                            HISTORICAL        HISTORICAL      PRO FORMA           PRO FORMA
                                                               ZYGO             FIREFLY      ADJUSTMENTS           COMBINED
                                                            ----------        ----------     -----------          ---------
Assets
Current assets:
     Cash and cash equivalents ..........................   $   22,991        $      151             --             $23,142
     Marketable securities ..............................        8,270               --              --               8,270
     Receivables ........................................       21,525               205             --              21,730
     Inventories ........................................       11,693               100             --              11,793
     Costs in excess billings ...........................        2,529               --              --               2,529
     Income taxes receivable ............................        1,633                 4             --               1,637
     Prepaid expenses and taxes .........................          769                22             --                 791
     Deferred income taxes ..............................        3,678                28             --               3,706
                                                            ----------        ----------     -----------          ---------
         Total current assets ...........................       73,088               510             --              73,598
Property, plant and equipment, net ......................       16,291               218             --              16,509
Goodwill and other intangible assets ....................       10,068               300             --              10,368
                                                            ----------        ----------     -----------          ---------
Total assets ............................................   $   99,447        $    1,028             --           $ 100,475
                                                            ==========        ==========     ===========          =========

Liabilities and Stockholder's Equity
Current liabilities:                                                                                 --
     Accounts payable ...................................   $    9,043        $      265             --           $   9,308
     Accrued expenses and progress payments .............        6,699               111             --               6,810
                                                            ----------        ----------     -----------          ---------
         Total current liabilities ......................       15,742               376             --              16,118
Notes Payable ...........................................          --                 86             --                  86
Deferred income taxes ...................................        2,213                 9             --               2,222
Minority interest .......................................          223               --              --                 223
Stockholders' equity ....................................       81,269               557             --              81,826
                                                            ----------        ----------     -----------          ---------
Total liabilities and stockholders' equity ..............   $   99,447        $    1,028             --           $ 100,475
                                                            ==========        ==========     ===========          =========


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: PRINCIPLES OF CONSOLIDATION

The pro forma consolidated balance sheet at March 31, 2000 and the consolidated statements of earnings for the nine months ended March 31, 2000 and for the years ended June 30, 1999 and 1998 are unaudited but, in the opinion of the Company, include all adjustments, consisting only of normal recurring accruals, necessary for a fair statement of the results. The consolidated statements include the accounts of Zygo Corporation and all consolidated subsidiaries, including a consolidated joint venture, which the Company entered into in October 1999. The minority interest represents the 40% of the joint venture not owned by the Company.

The results of operations for the nine-month periods ended March 31, 2000 are not necessarily indicative of the results to be expected for the full year.

The Pro Forma Statements of Earnings presented herein have been prepared to reflect the pooling of interests of Zygo Corporation and Firefly Technologies Inc., as if 100% of the capital stock and stock options of Firefly had been acquired on July 1, 1997.

The Pro Forma Balance Sheets presented herein have been prepared to reflect the pooling of interests of Zygo Corporation and Firefly Technologies, Inc., as if the merger had taken place on March 31, 2000.



NOTE 2: PRO FORMA ADJUSTMENTS

No Pro Forma adjustments were necessary to reflect the combination of Zygo and Firefly.